UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 1, 2013

Tyson Foods, Inc.
(Exact name of Registrant as specified in its charter)

Delaware
(State of incorporation or organization)

001-14704
(Commission File Number)

71-0225165
(IRS Employer Identification No.)

2200 Don Tyson Parkway, Springdale, AR 72762-6999
(479) 290-4000
(Address, including zip code, and telephone number, including area code, of
Registrant’s principal executive offices)

Not applicable
(Former name, former address and former fiscal year, if applicable)

___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As noted in Item 5.07 below, at the annual meeting of shareholders of Tyson Foods, Inc. (the “Company”) held on February 1, 2013 (the “Annual Meeting”), the Company's shareholders approved the amendment and restatement of the Company's 2000 Stock Incentive Plan (the “Stock Incentive Plan”) to incorporate all prior amendments to the Stock Incentive Plan since it was last amended and restated effective November 19, 2004, as well as to increase the number of shares of Class A Common Stock available for issuance under the Stock Incentive Plan by 29,340,000 to 90,000,000. A brief description of the material terms of the Stock Incentive Plan, as amended and restated, is set forth on pages 15 to 19 of the Company's Definitive Proxy Statement on Schedule 14A for the Annual Meeting, which was filed with the Securities and Exchange Commission on December 21, 2012 (the “Proxy Statement”) and is incorporated herein by reference. That summary and the foregoing description of the Stock Incentive Plan, as amended and restated, are qualified in their entirety by reference to the text of the Stock Incentive Plan, which was filed as Appendix A to the Proxy Statement and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Matters voted on by shareholders a the Annual Meeting included (i) the election of directors of the Company's board, (ii) approval of the amendment and restatement of the Stock Incentive Plan, (iii) approval of the amendment and restatement of the Tyson Foods, Inc. Employee Stock Purchase Plan, and (iv) ratification of the Company's selection of PricewaterhouseCoopers LLP (“PwC”) as the Company's independent registered public accounting firm for the fiscal year ending September 28, 2013. The results of the shareholders' votes are reported below.

(i)	With respect to the election of directors:

Directors	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
John Tyson	899,775,194	7,323,365	661,809	26,007,092
Kathleen M. Bader	905,718,718	1,366,716	674,934	26,007,092
Gaurdie E. Banister Jr.	905,769,851	1,309,718	680,799	26,007,092
Jim Kever	901,256,956	5,829,220	674,192	26,007,092
Kevin M. McNamara	901,994,542	5,092,885	672,941	26,007,092
Brad T. Sauer	898,976,379	8,109,250	674,739	26,007,092
Robert Thurber	902,126,857	4,958,765	674,746	26,007,092
Barbara A. Tyson	905,132,861	1,955,682	671,825	26,007,092
Albert C. Zapanta	904,821,405	2,255,389	683,574	26,007,092

(ii)	With respect to the approval of the amendment and restatement of the Stock Incentive Plan:

Votes For	822,201,755
Votes Against	84,813,669
Votes Abstained	744,944
Broker Non-Votes	26,007,092

(iii)	With respect to the approval of the amendment and restatement of the Tyson Foods, Inc. Employee Stock Purchase Plan:

Votes For	901,471,960
Votes Against	5,563,588
Votes Abstained	724,820
Broker Non-Votes	26,007,092

(iv)	With respect to the ratification of the Company's selection of PwC:

Votes For	932,251,255
Votes Against	831,931
Votes Abstained	684,274

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYSON FOODS, INC.

Date: February 5, 2013	By:	/s/ R. Read Hudson

	Name:	R. Read Hudson
	Title:	Vice President, Associate General Counsel and
Secretary

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